UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	333-136110	20-5188065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1399 Franklin Avenue, Suite 100, Garden City, New York 11530

(Address of Principal Executive Office) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Pursuant to the Amended and Restated Share Redemption Program (the “Program”) of GTJ REIT, Inc. (the “Company”), on December 1, 2022, the Company redeemed 49,925 shares of the Company’s common stock, $0.0001 par value per share (“Shares”), at a redemption price of $20.03 per Share, for aggregate consideration of $999,997.75.  The Company received redemption requests exceeding the Program’s $2 million per year limit.  As a result, the Company was unable to purchase all Shares presented for redemption.  The Company honored the requests it received on a pro rata basis, subject to giving priority for redemptions upon death or disability in accordance with the policy on priority of redemptions set forth in the Program.

The next redemption period will be December 1, 2022 to May 31, 2023.  In late first quarter of 2023, the Company expects to receive its annual valuation as of December 31, 2022.  To the extent the annual valuation results in an adjustment to the redemption price under the Program, the Company’s Board of Directors will announce such adjustment and the time period of its effectiveness by filing a Current Report on Form 8-K with the Securities and Exchange Commission and by mailing to the Company’s stockholders an announcement of such redemption price adjustment and time period of its effectiveness at least 30 days prior to the effective date thereof.  The Company’s stockholders are permitted to withdraw any redemption requests upon written notice to the Company at any time prior to ten (10) days before the end of the applicable semi-annual period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GTJ REIT, Inc. By: /s/ Louis Sheinker Louis Sheinker President and Chief Operating Officer

Date: December 2, 2022